UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2009

TomoTherapy Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1240 Deming Way, Madison, Wisconsin		53717
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	608-824-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 13, 2009, we entered into a letter agreement amending and waiving certain provisions of the agreement dated April 7, 2009 with Avalon Portfolio, LLC, one of our shareholders (Avalon), and certain affiliates of Avalon. Pursuant to the letter agreement, the parties waived any rights they had to mutually select an additional independent director and agreed that there have been no breaches with respect to such provision.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 13, 2009, the employment of Steven G. Books, Chief Operating Officer, was terminated effective November 30, 2009, in connection with the Company’s reorganization. The Company has no current plans to refill the role of Chief Operating Officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TomoTherapy Incorporated

October 16, 2009	By:	/s/ Thomas E. Powell

Name: Thomas E. Powell
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement containing amendments and waivers to Agreement dated October 12, 2009, and countersigned October 13, 2009, among the Company, Avalon Capital Group, Inc., Avalon Portfolio, LLC and Avalon Technology, LLC